AB Multi-Manager Alternative Fund

Consolidated Portfolio of Investments

December 31, 2023 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	48,500	$49,380,713	4.6	Quarterly
Elliott International Limited	48,815	104,141,650	9.6	Quarterly
Hudson Bay International Fund, Ltd.	54,803	59,251,932	5.5	Quarterly
LMR Multi-Strategy Fund Limited	206,673	50,371,786	4.7	Quarterly
Millennium International, Ltd.	34,595	39,690,138	3.7	Quarterly
Point72 Capital International, Ltd.	581,138	86,900,903	8.1	Quarterly
Schonfeld Strategic Partners Offshore Fund, Ltd.	3,738	4,968,019	0.4	Monthly

Total		394,705,141	36.6

Global Macro
Alphadyne International Fund, Ltd.	34,559	53,999,999	5.0	Quarterly
Brevan Howard Alpha Strategies Fund Limited	481,178	60,604,378	5.6	Quarterly
Capula Tactical Macro Fund Limited	255,246	29,029,288	2.7	Monthly
GreshamQuant - ACAR Fund, Ltd.	13,000	12,258,559	1.2	Quarterly
John Street Systematic Fund Limited	121,016	23,870,773	2.2	Monthly
LMR Alpha Rates Trading Fund Limited	230,000	23,303,117	2.2	Quarterly
The Tudor BVI Global Fund, Ltd.	17,814	16,203,572	1.5	Quarterly

Total		219,269,686	20.4

Long/Short Equity
Coatue Offshore Fund, Ltd.	29,581	2,868,748	0.3	Quarterly
Janchor Partners Pan-Asian Fund	174,396	24,879,625	2.3	Triennially
JAT Capital Offshore Fund, Ltd.	29,000	30,884,417	2.9	Quarterly
Nokota LC, LLC	1,138	193,305	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	272	171,887	0.0	At Fund’s Discretion
TCIM Offshore Fund, Ltd.	101,661	25,953,048	2.4	Monthly
The Children’s Investment Fund	347	79,127,777	7.3	Biennial
Think Investments Offshore Ltd.	17,552	29,586,632	2.7	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	20,000	19,971,274	1.9	Quarterly

Total		213,636,713	19.8

Credit/Distressed
Claren Road Credit Fund, Ltd.	43,894	44,419,256	4.1	Quarterly
Cross Ocean GSS Offshore Feeder LP	28,913	30,135,188	2.8	Quarterly
King Street Capital, Ltd.	15,142	1,760,531	0.2	At Fund’s Discretion
LMR CCSA Fund Limited	185,763	22,079,582	2.0	Quarterly
Readystate Offshore Fund, Ltd.	33,000	34,780,246	3.2	Quarterly
Theorem Prime+ Yield Fund Offshore LP	11,671	34,006,994	3.2	Quarterly

Total		167,181,797	15.5

Event Driven
Antara Capital Offshore Fund, Ltd.	37,848	28,492,059	2.6	Quarterly
Lion Point International, Ltd.	2,024	6,221,776	0.6	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,247,146	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II, Ltd.	2,548	3,132,900	0.3	Quarterly
Senator Global Opportunity Offshore Fund, Ltd.	29,000	30,277,169	2.8	Quarterly

Total		70,371,050	6.5

Total Underlying Portfolios (cost $865,279,867)		1,065,164,387	98.8

Company	Shares		Fair Value ($)	% Net Assets

Common Stocks
Merger Arbitrage
Adevinta ASA(a)		3,820	$42,279	0.0%
Albertsons Companies, Inc.(a)		84,954	1,953,942	0.2
Alteryx, Inc.(a)		3,834	180,811	0.0
Amedisys, Inc.(a)		13,341	1,268,196	0.1
American National Bankshares, Inc.(a)		9,363	456,446	0.0
Bluegreen Vacations Holding Corp.(a)		6,200	465,744	0.0
Cambridge Bancorp(a)		3,670	254,698	0.0
Capri Holdings Ltd.(a)		31,905	1,602,907	0.1
Cerevel Therapeutics Holdings, Inc.(a)		45,247	1,918,473	0.2
Chico’s FAS, Inc.(a)		51,160	387,793	0.0
Chinook Therapeutics(a)		37,922	14,790	0.0
Eneti, Inc.(a) (b) (c)		5,002	56,861	0.0
Euronav NV(a)		47,277	831,602	0.1
Hawaiian Holdings, Inc.(a)		48,326	686,229	0.1
ImmunoGen, Inc.(a)		53,262	1,579,218	0.2
Intervest Offices & Warehouses NV(a)		6,983	159,675	0.0
iRobot Corp.(a)		11,960	462,852	0.0
Karuna Therapeutics, Inc.(a)		5,552	1,757,264	0.2
Lakeland Bancorp., Inc.(a)		36,659	542,187	0.1
Mirati Therapeutics, Inc.(a)		31,520	1,851,800	0.2
Olink Holding AB(a)		52,206	1,312,981	0.1
PGS ASA(a)		272,490	229,836	0.0
PNM Resources, Inc.(a)		42,304	1,759,846	0.2
RayzeBio, Inc.(a)		9,423	585,828	0.1
Smart Metering Systems PLC(a)		5,263	63,067	0.0
Sovos Brands, Inc.(a)		82,270	1,812,408	0.2
SP Plus Corp.(a)		16,703	856,029	0.1
Spirit Airlines, Inc.(a)		20,200	331,078	0.0
Spirit Realty Capital, Inc.(a)		24,281	1,060,837	0.1
Splunk, Inc.(a)		14,062	2,142,346	0.2
United States Steel Corp.(a)		23,431	1,139,918	0.1
Westrock Co.(a)		54,110	2,246,647	0.2

Total Common Stocks (cost $29,353,412)			30,014,588	2.8

	Principal Amount (000)

Short-Term Investments
U.S. Treasury Bills
U.S. Treasury Bill
Zero Coupon, 03/26/2024	U.S.$	5,500	5,385,196	0.5
Zero Coupon, 05/30/2024		1,000	987,870	0.1

Total U.S. Treasury Bills (cost $6,339,625)			6,373,066	0.6

	Shares

Investment Companies
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.27%(d) (e) (f) (cost $112,294)		112,294	112,294	0.0

Total Short-Term Investments (cost $6,451,919)			6,485,360	0.6

Total Investments (cost $901,085,198)(g)			$1,101,664,335	102.2
Other assets less liabilities			(23,421,997)	(2.2)

Net Assets			$1,078,232,338	100.0%

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	100	USD	109	1/10/2024	$(1,586)
State Street Bank & Trust Co.	USD	116	EUR	106	1/10/2024	1,622
State Street Bank & Trust Co.	GBP	491	USD	611	1/25/2024	(15,281)
State Street Bank & Trust Co.	USD	329	GBP	259	1/25/2024	812
State Street Bank & Trust Co.	NOK	2,504	USD	230	2/16/2024	(17,485)

						$(31,918)

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Olink Holding AB	OBFR plus 0.40%	Maturity	USD	4		5/20/2027	$3,187
Goldman Sachs International
Adevinta ASA	SOFR plus 0.35%	Maturity	USD	147		7/15/2025	132,946
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	71		7/15/2025	90,868
NeoGames SA	SOFR plus 0.35%	Maturity	USD	44		7/15/2025	34,113
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	6		7/15/2025	7,991
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	0	*	7/15/2025	0
JPMorgan Chase Bank, N.A.
GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	0	*	8/12/2024	0
Morgan Stanley Capital Services LLC
ABIOMED, Inc.	FedFundEffective plus 0.38%	Maturity	USD	9		10/20/2025	8,552
American Equity Investment Life Holding Co.	FedFundEffective plus 0.38%	Maturity	USD	81		10/20/2025	64,435
Chr. Hansen A/S	1 Month CIBOR	Maturity	DKK	819		10/20/2025	125,804
Lakeland Bancorp, Inc.	FedFundEffective plus 0.38%	Maturity	USD	26		10/20/2025	(36,120)
Pay Total Return on Reference Obligation
Bank of America, NA
Atlantic Union Bankshares Corp.	OBFR minus 1.25%	Maturity	USD	90		5/20/2027	(87,306)
Eastern Bankshares, Inc.	OBFR minus 0.29%	Maturity	USD	23		5/20/2027	(21,210)
Goldman Sachs International
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	268		7/15/2025	(256,151)
JPMorgan Chase Bank, N.A.
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	14		8/12/2024	32,439
TGS ASA	1 Month NIBOR minus 1.00%	Maturity	NOK	121		8/12/2024	12,790
Morgan Stanley Capital Services LLC
Brookfield Asset Management Ltd.	FedFundEffective plus 5.03%	Maturity	USD	37		10/20/2025	(33,773)
Novozymes A/S	1 Month CIBOR minus 0.40%	Maturity	DKK	652		10/20/2025	(104,731)
Realty Income Corp.	FedFundEffective minus 0.35%	Maturity	USD	28		10/20/2025	(27,249)

							$(53,415)

*	Notional amount less than 500.
(a)	Non-income producing security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Fair valued by the Adviser.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)

As of December 31, 2023, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $214,763,310 and gross unrealized depreciation of investments was $(14,269,506) resulting in net unrealized appreciation of $200,493,804.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy - Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 - 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro - Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 - 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity - Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed - Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven - Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

DKK – Danish Krona

EUR – Euro

GBP – Great British Pound

NOK – Norwegian Krone

USD – United States Dollar

Glossary:

CIBOR – Copenhagen Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

AB Multi-Manager Alternative Fund

December 31, 2023 (unaudited)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$—	$29,957,727	$56,861	$30,014,588
Short-Term Investments:
U.S. Treasury Bills	—	6,373,066	—	6,373,066
Investment Companies	112,294	—	—	112,294
Investments valued at NAV	—	—	—	1,065,164,387

Total Investments in Securities	112,294	36,330,793	56,861	1,101,664,335
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	—	2,434	—	2,434
Total Return Swaps	—	513,125	—	513,125
Liabilities:
Forward Currency Exchange Contracts	—	(34,352)	—	(34,352)
Total Return Swaps	—	(566,540)	—	(566,540)

Total	$112,294	$36,245,460	$56,861	$1,101,579,002

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended December 31, 2023 is as follows:

Fund	Market Value 03/31/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/2023 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,574	$195,218	$205,680	$112	$1,296